SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

Check the appropriate box:

[ ]	Preliminary information statement	[ ]	Confidential, for use of the Commission only (as
permitted by Rule 14c-5(d) (2)).
X	Definitive information statement

Delaware Group® Adviser Funds
Delaware Group® Equity Funds I
Delaware Pooled® Trust

(Name of Registrant as Specified in Its Charter)

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X	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

DELAWARE GROUP® ADVISER FUNDS
Delaware Global Real Estate Opportunities Fund

DELAWARE GROUP EQUITY FUNDS I
Delaware Mid Cap Value Fund

DELAWARE POOLED® TRUST
Delaware REIT Fund

2005 Market Street
Philadelphia, PA 19103-7094

JOINT INFORMATION STATEMENT

This Joint Information Statement is being furnished on behalf of the Boards of Trustees (“Trustees” or “Board”) of Delaware Group Adviser Funds, Delaware Group Equity Funds I, and Delaware Pooled Trust (each, a “Trust” and collectively, the “Trusts”) to inform shareholders of the funds listed above (each, a “Fund” and collectively, the “Funds”) about recent changes related to the Funds’ sub-advisory arrangements. The changes were approved by the Board on the recommendation of the Funds’ investment manager, Delaware Management Company (“DMC” or the “Manager”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”). WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about June 28, 2019 to shareholders of record of each Fund as of June 3, 2019 (the “Record Date”). The Joint Information Statement is being made available on the Funds’ website at delawarefunds.com/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

INTRODUCTION

The Manager is the investment manager to each series of the Trusts, including the Funds. Pursuant to “manager of managers” authority, the Manager, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, the Manager, the Trusts, and certain affiliates requested and received an exemptive order from the SEC on Jan. 17, 2017 (the “SEC Order”). The SEC Order exempts the Manager, the Trusts and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trusts without shareholder approval. The Manager has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

Consistent with the terms of the SEC Order, the Board, including a majority of the Trustees who are not “interested persons” of the Trusts or of the Manager (the “Independent Trustees”), approved the appointment of Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) to provide certain sub-advisory services to the Funds (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). MIMGL and MFMHKL are affiliates of the Manager. The sub-advisory agreements between each of MIMGL and MFMHKL, and DMC, on behalf of the Funds (the “Sub-Advisory Agreements”) are described in further detail below.

The Trusts and the Manager have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that, within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding MIMGL and MFMHKL and the Sub-Advisory Agreements.

THE INVESTMENT MANAGER

The Manager is located at 2005 Market Street, Philadelphia, PA 19103-7094, and is a series of Macquarie Investment Management Business Trust, which is an indirect subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), which in turn is an indirect subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). The Manager is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.

The Manager provides investment advisory services to the Funds pursuant to an investment management agreement dated Jan. 4, 2010 between the Trusts and the Manager (the “Management Agreement”). The Management Agreement was most recently renewed by the Board, including a majority of the Independent Trustees, at a meeting on Aug. 16, 2018. The Trusts employ the Manager to generally manage the investment and reinvestment of the assets of the Funds. In so doing, the Manager may hire one or more sub-advisors to carry out the investment program of the Funds, subject to the approval of the Board. The Manager continuously reviews and supervises the investment program of the Funds. The Manager furnishes regular reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the Management Agreement, the Manager has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Funds, and to render investment advice for the Funds, including the purchase, retention, and disposition of investments, securities and cash held by the Funds. The Management Agreement obligates the Manager to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the Funds’ investment objective(s), policies, and restrictions. Under the Management Agreement, the Trusts will bear the expenses of conducting its business. In addition, the Manager pays the salaries of all officers and Trustees of the Trusts who are officers, directors, or employees of the Manager or its affiliates.

As compensation for the services rendered under the Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets as described in Exhibit A. During the last fiscal year for each of the Funds, the Funds paid investment management fees to the Manager as described in Exhibit B.

The key executives and each trustee of the Manager and their principal occupations are: Shawn K. Lytle, Chief Executive Officer and President; Roger A. Early, Trustee/Executive Director, Head of Fixed Income–America; David F. Connor, Trustee and Senior Vice President/General Counsel/Secretary; Richard Salus, Global Head of Fund Administration/Trustee; Brian L. Murray, Senior Vice President/Global Chief Compliance Officer; Dominic B. Janssens, Global Chief Operations Officer (through July 31, 2019); Michael F. Capuzzi, US Chief Operations Officer (as of July 31, 2019); and Caroline Marull, Asia Pacific Chief Operations Officer (as of July 31, 2019). The address of each person listed is 2005 Market Street, Philadelphia, PA 19103-7094.

THE NEW SUB-ADVISORS

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of Macquarie Investment Management (“MIM”). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MIMGL serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may seek quantitative support from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager. The Manager has entered into a separate sub-advisory agreement with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the appointment of MIMGL and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMGL and the Manager is effective May 30, 2019.

MIMGL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MIMGL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMGL, is 50 Martin Place, Sydney, Australia:

Name	Position
Megan Aubrey	Director
Brett Lewthwaite	Director
Grant Stephens	Director
Bruce Terry	Director
Nicholas Allton	Chief Legal Officer
Kean Lim	Chief Compliance Officer
Rajiv Gohil	Director

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, is an affiliate of the Manager and a part of MIM. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MFMHKL serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager. The Manager has entered into a separate sub-advisory agreement with MFMHKL and compensates MFMHKL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the appointment of MFMHKL and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MFMHKL and the Manager is effective May 30, 2019.

MFMHKL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MFMHKL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MFMHKL, is Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong:

Name	Position
John Bugg	Director
John Austin	Chief Compliance Officer
Jennifer Oswald	Legal Entity Controller
Nicholas Bird	Director
Wei Cheong	Director
Bastiaan Van Buuren	Director

APPROVAL OF APPOINTMENT OF MIMGL AND MFMHKL AS SUB-ADVISORS TO THE FUNDS

The Sub-Advisory Agreements were approved by the Board. Under the Sub-Advisory Agreements, and in accordance with applicable laws and regulations, MIMGL and MFMHKL agree to provide the Manager with all books and records relating to the transactions it executes and render for presentation to the Board such reports as the Board may reasonably request. The Sub-Advisory Agreements provide that the fees are set at zero (0).

The Sub-Advisory Agreements may be terminated at any time, without the payment of a penalty, by: (i) the Manager with written notice to MIMGL and/or MFMHKL; (ii) the Trusts pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Funds, with written notice to MIMGL and/or MFMHKL; or (iii) MIMGL or MFMHKL with written notice to the Manager and the Trusts, each on not less than 60 days’ notice to the required parties.

The Sub-Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, each of MIMGL or MFMHKL, any of their affiliates, or any of their controlling persons, members, officers, directors, employees or agents, will not be liable for any action or omission connected with rendering services, or for any losses that may be sustained in connection with its activities as Sub-Advisor to the Funds.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS

At a meeting held on May 16-17, 2018, the Board, including the Independent Trustees, approved the Sub-Advisory Agreements between DMC and each of MIMGL and MFMHKL for the Funds.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMGL and MFMHKL, including its personnel, operations, and financial condition, which had been provided by MIMGL and MFMHKL, respectively. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMGL and MFMHKL; information concerning MIMGL’s and MFMHKL’s organizational structure and the experience of their key investment management personnel; copies of MIMGL’s and MFMHKL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMGL and MFMHKL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by the Manager in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, quality, and extent of services. The Board considered the nature, quality, and extent of services that MIMGL and MFMHKL each would provide as a Sub-Advisor to the Funds. The Board considered the investment process to be employed by MIMGL and MFMHKL in connection with DMC’s collaboration with MIMGL and MFMHKL in managing the Funds, and the qualifications and experience of MIMGL and MFMHKL’s equity teams with regard to implementing the Funds’ investment mandate. The Board considered MIMGL and MFMHKL’s organization, personnel, and operations. The Board also considered the Manager’s review and recommendation process with respect to MIMGL and MFMHKL, and the Manager’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMGL and MFMHKL to the Funds. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMGL and MFMHKL, as well as MIMGL and MFMHKL’s ability to render such services based on its experience, organization and resources, were appropriate for the Funds, in light of the Funds’ investment objectives, strategies, and policies.

In discussing the nature of the services proposed to be provided by the Sub-Advisors, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is limited to access to the additional quantitative investment resources and related technology support of MIMGL and MFMHKL.

Sub-advisory fees. The Board considered that DMC would not pay MIMGL and MFMHKL fees in conjunction with the services that would be rendered to the sub-advised Funds. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between the Manager and Sub-Advisors, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMGL and MFMHKL would provide trade execution support, but that DMC’s portfolio managers for the Funds would retain portfolio management discretion over the Funds.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Funds increased, as applicable. The Board also considered that DMC and its affiliates may benefit by marketing a global approach to the portfolio management of its equity investment strategies.

GENERAL INFORMATION

Distributor

The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trusts’ shares under an amended and restated Distribution Agreement dated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the retail class shares of the Funds under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI, and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers. The Board annually reviews fees paid to the Distributor.

Transfer Agent, Administrator, and Fund Accountant

Delaware Investments Fund Services Company (“DIFSC”), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Trusts’ shareholder servicing, dividend disbursing, and transfer agent. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. Additionally, DIFSC manages the process for the payment of dividends and distributions and the dissemination of Fund net asset values and performance data. DIFSC is an affiliate of the Manager, and is an indirect subsidiary of MMHI and, therefore, of Macquarie.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

Payments to Affiliated Brokers

During the last fiscal year, the Funds did not pay any commissions to any affiliated broker.

Shares Outstanding

The table in Exhibit C shows as of June 3, 2019, as to each of the Funds, the number of shares outstanding.

Record of Beneficial Ownership

As of May 31, 2019, the Manager believes that there were no beneficial owners holding 5% or more of the total outstanding shares of any Class of shares of each Fund other than those listed on Exhibit D. As of May 31, 2019, the Manager believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the Record Date, unless a Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary. or calling the Delaware Funds by Macquarie Service Center at 800 523-1918. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent.

Financial Information

Shareholders can obtain a copy of the Funds’ most recent Annual and Semiannual Reports, without charge, by contacting your financial intermediary, or calling the Delaware Funds by Macquarie Service Center at 800 523-1918.

EXHIBIT A

As compensation for services rendered under the Management Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Fund	Management Fee (annual rate as a percentage of average
daily net assets)
Delaware Global Real Estate	0.99% on first $100 million
Opportunities Fund	0.90% on next $150 million
0.80% on assets in excess of $250 million
Delaware Mid Cap Value Fund	0.75% on the first $500 million
0.70% from $500 million to $1 billion
0.65% from $1 billion to $2.5 billion
0.60% of the average daily net assets in excess of $2.5 billion
Delaware REIT Fund	0.75% on the first $500 million
0.70% on the next $500 million
0.65% on the next $1.5 billion
0.60% on assets in excess of $2.5 billion

EXHIBIT B

During the fiscal year indicated, the Funds paid the following investment management fees to the Manager:

Fund	Fiscal Year End	Management
		Fees Paid
Delaware Global Real Estate Opportunities Fund	October 31, 2018	$295,680
Delaware Mid Cap Value Fund	October 31, 2018	$0
Delaware REIT Fund	October 31, 2018	$718,055

EXHIBIT C

NUMBER OF SHARES OF EACH FUND OUTSTANDING

AS OF JUNE 3, 2019

Fund	Class	Shares Outstanding
Delaware Global Real Estate Opportunities Fund	A	459,248.271
	C	178,671.253
	I	3,229,676.707
	R	7,403.605
Delaware Mid Cap Value Fund	A	1,725,367.644
	C	322,144.311
	I	2,401,201.887
	R	32,419.009
Delaware REIT Fund	A	4,172,299.143
	C	346,566.177
	I	1,019,308.511
	R	437,944.922
	R6	429,246.058

EXHIBIT D

As of May 31, 2019, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of the Funds.

Class	Fund	Name and Address of Beneficial	Total Share	Percentage of
		Owner	Balance	the Class
A	DELAWARE	CHARLES SCHWAB & CO INC	31,226.786	6.82%
	GLOBAL REAL	SPEC CUSTODY ACCT FOR THE
	ESTATE	EXCL BNFT OF CUSTS
	OPPORTUNITIES	ATTN MUTUAL FUNDS
	FUND	211 MAIN ST
SAN FRANCISCO CA 94105-1905
A	DELAWARE	LPL FINANCIAL	34,586.603	7.55%
	GLOBAL REAL	OMNIBUS CUSTOMER ACCOUNT
	ESTATE	ATTN LINDSAY OTOOLE
	OPPORTUNITIES	4707 EXECUTIVE DRIVE
	FUND	SAN DIEGO CA 92121
A	DELAWARE	MORGAN STANLEY SMITH	82,116.546	17.93%
	GLOBAL REAL	BARNEY LLC
	ESTATE	FOR THE EXCLUSIVE
	OPPORTUNITIES	BENEFIT OF ITS CUSTOMERS
	FUND	1 NEW YORK PLAZA FL 12
NEW YORK NY 10004
A	DELAWARE	NATIONAL FINANCIAL SERVICES	104,642.800	22.85%
	GLOBAL REAL	LLC
	ESTATE	FBO OUR CUSTOMERS
	OPPORTUNITIES	ATTN MUTUAL FUNDS
	FUND	DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
A	DELAWARE	PERSHING LLC	31,888.646	6.96%
	GLOBAL REAL	1 PERSHING PLAZA
	ESTATE	JERSEY CITY NJ 07399-0002
OPPORTUNITIES
FUND
C	DELAWARE	AMERICAN ENTERPRISE	17,627.664	9.87%
	GLOBAL REAL	INVESTMENT SVC
	ESTATE	707 2ND AVE SOUTH
	OPPORTUNITIES	MINNEAPOLIS MN 55402-2405
FUND
C	DELAWARE	MLPF&S FOR THE SOLE	14,186.223	7.94%
	GLOBAL REAL	BENEFIT OF ITS CUSTOMERS
	ESTATE	ATTENTION: FUND ADMIN
	OPPORTUNITIES	4800 DEER LAKE DR E FL2
	FUND	JACKSONVILLE FL 32246
C	DELAWARE	MORGAN STANLEY SMITH	73,649.615	41.22%
	GLOBAL REAL	BARNEY LLC
	ESTATE	FOR THE EXCLUSIVE
	OPPORTUNITIES	BENEFIT OF ITS CUSTOMERS
	FUND	1 NEW YORK PLAZA FL 12
NEW YORK NY 10004

C	DELAWARE	PERSHING LLC	12,165.105	6.81%
	GLOBAL REAL	1 PERSHING PLAZA
	ESTATE	JERSEY CITY NJ 07399-0002
OPPORTUNITIES
FUND
C	DELAWARE	RAYMOND JAMES	13,386.591	7.49%
	GLOBAL REAL	OMNIBUS FOR MUTUAL FUNDS
	ESTATE	ATTN COURTNEY WALLER
	OPPORTUNITIES	880 CARILLON PARKWAY
	FUND	ST PETERSBURG FL 33713
I	DELAWARE	AMERICAN ENTERPRISE	234,086.367	7.25%
	GLOBAL REAL	INVESTMENT SVC
	ESTATE	707 2ND AVE SOUTH
	OPPORTUNITIES	MINNEAPOLIS MN 55402-2405
FUND
I	DELAWARE	MORGAN STANLEY SMITH	1,703,189.121	52.76%
	GLOBAL REAL	BARNEY LLC
	ESTATE	FOR THE EXCLUSIVE
	OPPORTUNITIES	BENEFIT OF ITS CUSTOMERS
	FUND	1 NEW YORK PLAZA FL 12
NEW YORK NY 10004
I	DELAWARE	NATIONAL FINANCIAL SERVICES	188,587.555	5.84%
	GLOBAL REAL	LLC
	ESTATE	FBO OUR CUSTOMERS
	OPPORTUNITIES	ATTN MUTUAL FUNDS
	FUND	DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
I	DELAWARE	UBS WM USA	386,937.984	11.99%
	GLOBAL REAL	SPEC CDY A/C EXL BEN
	ESTATE	CUSTOMERS OF UBSFSI
	OPPORTUNITIES	1000 HARBOR BLVD
	FUND	WEEHAWKEN NJ 07086
R	DELAWARE	MACQUARIE MANAGEMENT	1,246.735	16.84%
	GLOBAL REAL	HOLDINGS INC
	ESTATE	C/O RICK SALUS
	OPPORTUNITIES	2005 MARKET ST
	FUND	PHILADELPHIA PA 19103-7028
R	DELAWARE	TD AMERITRADE TRUST	1,827.370	24.68%
	GLOBAL REAL	COMPANY
	ESTATE	P.O. BOX 17748
	OPPORTUNITIES	DENVER CO 802170748
FUND
R	DELAWARE	PAI TRUST COMPANY INC	3,589.609	48.48%
	GLOBAL REAL	HARTZELL & ASSOCIATES INC.
	ESTATE	1300 ENTERPRISE DRIVE
	OPPORTUNITIES	DE PERE WI 541150000
FUND
A	DELAWARE MID	CHARLES SCHWAB & CO INC	447,258.713	25.92%
	CAP VALUE FUND	SPEC CUSTODY ACCT FOR THE
EXCL BNFT OF CUSTS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

A	DELAWARE MID	LPL FINANCIAL	132,726.105	7.69%
	CAP VALUE FUND	OMNIBUS CUSTOMER ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121
A	DELAWARE MID	NATIONAL FINANCIAL SERVICES	232,782.754	13.49%
	CAP VALUE FUND	LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
A	DELAWARE MID	PERSHING LLC	139,463.316	8.08%
	CAP VALUE FUND	1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
C	DELAWARE MID	KASPAREK REV FAMILY TRUST	18,930.722	5.88%
	CAP VALUE FUND	GEORGE P KASPAREK &
		HELGA F KASPAREK TTEES
		ATASCADERO CA 93422
C	DELAWARE MID	LPL FINANCIAL	61,769.039	19.17%
	CAP VALUE FUND	OMNIBUS CUSTOMER ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121
C	DELAWARE MID	NATIONAL FINANCIAL SERVICES	24,092.112	7.48%
	CAP VALUE FUND	LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
C	DELAWARE MID	PERSHING LLC	19,366.665	6.01%
	CAP VALUE FUND	1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
C	DELAWARE MID	RAYMOND JAMES	93,556.250	29.04%
	CAP VALUE FUND	OMNIBUS FOR MUTUAL FUNDS
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33713
I	DELAWARE MID	LPL FINANCIAL	335,460.385	13.93%
	CAP VALUE FUND	OMNIBUS CUSTOMER ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121
I	DELAWARE MID	NATIONAL FINANCIAL SERVICES	669,709.193	27.81%
	CAP VALUE FUND	LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310

I	DELAWARE MID	RAYMOND JAMES	328,887.496	13.66%
	CAP VALUE FUND	OMNIBUS FOR MUTUAL FUNDS
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33713
I	DELAWARE MID	GREAT-WEST TRUST CO LLC	205,007.251	8.51%
	CAP VALUE FUND	TTEE
		RECORDKEEPING FOR
		VARIOUS BENEFIT PLAN
		8525 E ORCHARD RD
		C/O MUTUAL FUND TRADING
		GREENWOOD VILLAGE CO 80111
I	DELAWARE MID	BOND STREET CUSTODIANS LTD	214,417.884	8.91%
	CAP VALUE FUND	ACF MACQUARIE GROUP
		SERVICES
		AUSTRALIA PTY LTD -
		MANAGED FUNDS TEAM
		GPO BOX 4235
		SYDNEY NSW 2001 AUSTRALIA
I	DELAWARE MID	BOND STREET CUSTODIANS LTD	149,317.707	6.20%
	CAP VALUE FUND	ACF MACQUARIE GROUP
		SERVICES
		AUSTRALIA PTY LTD -
		MANAGED FUNDS TEAM
		GPO BOX 4235
		SYDNEY NSW 2001 AUSTRALIA
R	DELAWARE MID	TD AMERITRADE TRUST	8,644.803	26.65%
	CAP VALUE FUND	COMPANY
		P.O. BOX 17748
		DENVER CO 802170748
R	DELAWARE MID	ASCENSUS TRUST COMPANY	1,972.440	6.08%
	CAP VALUE FUND	FBO JAMES H. MENDILLO DMD
		FARGO ND 58106
R	DELAWARE MID	ASCENSUS TRUST COMPANY	8,059.218	24.85%
	CAP VALUE FUND	FBO WABASHA DENTISTRY
		P.O. BOX 10758
		FARGO ND 58106
R	DELAWARE MID	PAI TRUST COMPANY INC.	12,752.864	39.32%
	CAP VALUE FUND	OAKLAND LUBRICATION CO
		401(K) PROFIT SHARING PLAN
		1300 ENTERPRISE DRIVE
		DE PERE WI 54115
A	DELAWARE REIT	NATIONAL FINANCIAL SERVICES	926,480.651	22.21%
	FUND	LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310

A	DELAWARE REIT	PERSHING LLC	425,825.981	10.21%
	FUND	1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
A	DELAWARE REIT	RAYMOND JAMES	211,904.735	5.08%
	FUND	OMNIBUS FOR MUTUAL FUNDS
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33713
C	DELAWARE REIT	LPL FINANCIAL	27,152.845	7.83%
	FUND	OMNIBUS CUSTOMER ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121
C	DELAWARE REIT	MLPF&S FOR THE SOLE	30,736.648	8.87%
	FUND	BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE FL 32246
C	DELAWARE REIT	NATIONAL FINANCIAL SERVICES	105,261.344	30.37%
	FUND	LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
C	DELAWARE REIT	PERSHING LLC	51,988.636	15.00%
	FUND	1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
C	DELAWARE REIT	RAYMOND JAMES	22,583.089	6.52%
	FUND	OMNIBUS FOR MUTUAL FUNDS
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33713
C	DELAWARE REIT	WELLS FARGO CLEARING SVCS	23,375.809	6.74%
	FUND	LLC
		SPECIAL CUSTODY ACCT FOR
		THE EXCLUSIVE BENEFIT OF
		CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
I	DELAWARE REIT	JP MORGAN SECURITIES LLC	54,424.977	5.34%
	FUND	OMNIBUS ACCOUNT FOR THE
		EXCLUSIVE BENEFIT OF
		CUSTOMERS
		4 CHASE METROTECH CENTER MUTUAL FUND DEPARTMENT FL3 BROOKLYN NY 11245

I	DELAWARE REIT	LPL FINANCIAL	132,203.359	12.97%
	FUND	OMNIBUS CUSTOMER ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121
I	DELAWARE REIT	NATIONAL FINANCIAL SERVICES	251,274.311	24.65%
	FUND	LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
I	DELAWARE REIT	RAYMOND JAMES	84,132.931	8.25%
	FUND	OMNIBUS FOR MUTUAL FUNDS
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33713
I	DELAWARE REIT	UBS WM USA	101,181.674	9.93%
	FUND	SPEC CDY A/C EXL BEN
		CUSTOMERS OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086
I	DELAWARE REIT	WELLS FARGO CLEARING SVCS	153,837.272	15.09%
	FUND	LLC
		SPECIAL CUSTODY ACCT FOR
		THE EXCLUSIVE BENEFIT OF
		CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
R	DELAWARE REIT	MLPF&S FOR THE SOLE	27,365.113	6.32%
	FUND	BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE FL 32246
R	DELAWARE REIT	ASCENSUS TRUST COMPANY	37,468.066	8.65%
	FUND	FBO AG RISK SOLUTIONS
		RETIREMENT PLAN
		P.O. BOX 10758
		FARGO ND 58106
R6	DELAWARE REIT	LINCOLN RETIREMENT	421,185.611	98.11%
	FUND	SERVICES CO
		FBO MMH INC RETIREMENT
		PLAN
		PO BOX 7876
		FORT WAYNE IN 46801-7876

DELAWARE GROUP® ADVISER FUNDS

DELAWARE GLOBAL REAL ESTATE OPPORTUNITIES FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Global Real Estate Opportunities Fund (the “Fund”), a series of Delaware Group Adviser Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMGL and MFMHKL and their businesses, information about the sub-advisory agreements with MIMGL and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMGL and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 28, 2019 to shareholders of record of the Fund as of June 3, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® EQUITY FUNDS I

DELAWARE MID CAP VALUE FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Mid Cap Value Fund (the “Fund”), a series of Delaware Group Equity Funds I (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMGL and MFMHKL and their businesses, information about the sub-advisory agreements with MIMGL and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMGL and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 28, 2019 to shareholders of record of the Fund as of June 3, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE POOLED® TRUST

DELAWARE REIT FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware REIT Fund (the “Fund”), a series of Delaware Pooled Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMGL and MFMHKL and their businesses, information about the sub-advisory agreements with MIMGL and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMGL and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 28, 2019 to shareholders of record of the Fund as of June 3, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.